                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                              AMENDMENT NO. 1 TO

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 May 10, 2000
                                 ------------
               Date of report (Date of earliest event reported)

                      INTERNATIONAL FUEL TECHNOLOGY, INC.
                      -----------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                                    Nevada
                                    ------
                (State or Other Jurisdiction of Incorporation)

        000-25367                                          88-0357508
        ---------                                          ----------
(Commission File Number)                       (IRS Employer Identification No.)

7777 Bonhomme, Suite 1920, St. Louis, Missouri                          63105
----------------------------------------------                          -----
   (Address of Principal Executive Offices)                           (Zip Code)

                                (314) 727-3333
                                --------------
             (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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                      INTERNATIONAL FUEL TECHNOLOGY, INC.


                                  FORM 8-K/A

     The registrant hereby amends the following exhibit of its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on January 12, 2000 to correct the unaudited pro forma condensed financial statements filed as Exhibit 1.3 to the Form 8-K. Except as amended below, the Form 8-K is unchanged.

Item No. 7. Financial Statements, Proforma Financial Information and Exhibits.
------------------------------------------------------------------------------

Exhibits

     1.3  Unaudited Pro Forma Condensed Financial Statements.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       INTERNATIONAL FUEL TECHNOLOGY, INC.


Date: May 10, 2000
                    By:        /s/ WILLIAM J. LINDENMAYER
                       --------------------------------------------------------
                                   William J. Lindenmayer, President